MARQUEE VARIABLE ANNUITY UNITS A Issued by TRANSAMERICA PREMIER LIFE INSURANCE COMPANY Separate Account VA CC Supplement Dated November 20, 2015 to the Prospectus dated April 30, 1997	MARQUEE VARIABLE ANNUITY UNITS B Issued by TRANSAMERICA PREMIER LIFE INSURANCE COMPANY Separate Account VA CC Supplement Dated November 20, 2015 to the Prospectus dated May 1, 1999

Effective on or about December 1, 2015, based on changes to the underlying fund portfolio, the following changes apply to the applicable subaccount:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD PORTFOLIO NAME	NEW PORTFOLIO NAME
Fidelity® VIP Money Market Portfolio	Fidelity® VIP Government Money Market Portfolio	Fidelity® VIP Money Market Portfolio	Fidelity® VIP Government Money Market Portfolio

All references to the subaccount name and portfolio name in the prospectus are hereby amended as noted above.